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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported)   DECEMBER 2, 2005


                        EMMIS COMMUNICATIONS CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                     INDIANA
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                 (State or Other Jurisdiction of Incorporation)


              0-23264                                     35-1542018
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     (Commission File Number)                 (IRS Employer Identification No.)


   ONE EMMIS PLAZA, 40 MONUMENT CIRCLE,
     SUITE 700, INDIANPOLIS, INDIANA                         46204
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 (Address of Principal Executive Offices)                  (Zip Code)


                                  317-266-0100
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

On December 2, 2005, Walter Z. Berger, the Executive Vice President, Treasurer and Chief Financial Officer of Emmis Communications Corporation ("Emmis"), notified Emmis of his resignation, which is to take effect in early January 2006. Mr. Berger also resigned from Emmis' Board of Directors effective December 8, 2005. On December 2, 2005, Emmis appointed David R. Newcomer, currently Emmis' Vice President, Finance and Controller of Emmis' Radio Division, interim Chief Financial Officer of Emmis, effectively immediately. Emmis will engage a firm to conduct an extensive national search for a Chief Financial Officer and expects an orderly transition of duties.

David R. Newcomer, 44, joined Emmis in 1988, and has served as Vice President, Finance since 1998. His duties have included corporate finance, investor relations and, most recently, radio division controller. Before joining Emmis, Mr. Newcomer, a graduate of Butler University, worked at the accounting firm of Katz Sapper Miller.

Mr. Newcomer is a party to a Change in Control Severance Agreement with Emmis, effective August 11, 2003. Pursuant to the agreement, if Mr. Newcomer's employment is terminated within one year after a change-in-control (or, in certain instances, in anticipation of a change-in-control) by Emmis other than for cause or by Mr. Newcomer for "good reason" (as defined in the agreement), Mr. Newcomer is entitled to (1) a payment equal to his base salary through the termination date, plus a pro rata portion of his target bonus for the year and accrued vacation pay; (2) a severance payment equal to 1.5 times Mr. Newcomer's highest annual base salary and highest annual incentive bonus during the preceding three years; (3) continued insurance benefits for three years; (4) immediate vesting of all stock options; and (5) in certain circumstances, additional tax "gross up" payments. Mr. Newcomer is obligated not to voluntarily leave employment with Emmis during the pendency of (and prior to the consummation or abandonment of) a change-in-control other than as a result of disability, retirement or an event that would constitute good reason if the change-of-control had occurred.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  December 8, 2005


                                      EMMIS COMMUNICATIONS CORPORATION



                                      By: /s/ J. Scott Enright
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                                          Name:   J. Scott Enright
                                          Title:  Vice President, Associate
                                                  General Counsel and Secretary